Exhibit 10.2
[Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed; such omissions have been marked with “[***]”.]

FIFTH AMENDMENT TO RETAILER PROGRAM AGREEMENT
(Sleep Number)

THIS FIFTH AMENDMENT TO RETAILER PROGRAM AGREEMENT (this “Amendment”) is entered into as of July 15, 2022, and amends that certain Retailer Program Agreement, made as of January 1, 2014 (as amended, modified and supplemented from time to time, the “Agreement”), by and between Synchrony Bank (“Bank”) Sleep Number Corporation, formerly known as Select Comfort Corporation (“Sleep Number”), and Select Comfort Retail Corporation (“SCRC” and collectively with Sleep Number, “Retailer”). Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement.

WHEREAS, Bank and Retailer entered into that certain First Amendment to Retailer Program Agreement dated as of September 29, 2014 (the “First Amendment”), that certain Second Amendment to Retailer Program Agreement dated as of November 4, 2015 (the “Second Amendment”), that certain Third Amendment to Retailer Program Agreement dated as of June 26, 2018 (the “Third Amendment”), that certain Fourth Amendment to Retailer Program Agreement dated as of December 20, 2019 (the “Fourth Amendment”), and that certain letter agreement related to an Underwriting Pilot date October 21, 2021 (the “Letter Agreement,” and together with the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, the “Prior Amendments”).

WHEREAS, Bank and Retailer desire to amend the Agreement to extend the Term, adjust exclusivity, adjust certain economic provisions, and consolidate the Prior Amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

I.    AMENDMENTS TO THE AGREEMENT

1.1    Consolidation of the Prior Amendments. The Prior Amendments are hereby replaced and restated by this Fifth Amendment. As of August 1, 2022, the Agreement will be deemed amended by this Fifth Amendment only.

1.2    Discount Refund. As stated in the Second Amendment, the parties agree to delete Section 6(h) of the Agreement in its entirety and replace it with the following:

(h)     Discount Refund. Provided that no event has occurred which would allow Bank to terminate this Agreement under Section 19(b), Bank will pay to Retailer a refund of a portion of the Retailer Fees paid (such amount, the “Discount Refund”) in accordance with Schedule 6(h).

1.3    Amendment to Appendix A. As stated in the Second Amendment, the reference to “Volume Discount” in Appendix A is replaced with a reference to “Discount Refund.”

1.4    Elimination of Credit Review Point. As stated in the Third Amendment, the parties agree to delete the concept of the Credit Review Point from the Agreement. Accordingly, Section 5(b) and Section 19(b)(iii), both dealing with the Credit Review Point, are deleted in their entirety, and each marked as “Intentionally Omitted.”

1.5    Addition of New Section 2(f). The following Section 2(f) is hereby added to the Agreement:

(f)    Use commercially reasonable efforts to continue to strengthen Bank’s information technology infrastructure.

Exhibit 10.2
1.6    Amendment to Section 5(d). Section 5(d) added in the Third Amendment is hereby deleted in its entirety and replaced with the following:

(d)     Expanded Underwriting. Bank will use commercially reasonable efforts to increase approval rates above and beyond the underwriting criteria Bank has used historically for the Program (as updated from time to time to reflect improved forecasted and changing economic conditions) by [***]; provided that this commitment is conditioned on opened Accounts in any calendar quarter having a distribution of [***] (as measured on a credit line basis) having an applicant Vantage credit score (or Vantage equivalent score) of [***]. Retailer acknowledges that Bank may need to adjust underwriting based on economic conditions or Applicable Law, but, subject to the preceding sentence, Bank will use commercially reasonable efforts to continue to target an approval rate that is [***] than the strategy Bank would otherwise apply to the Program except in extreme circumstances where Bank reasonably forecasts excessive loss rates and is applying similar credit action(s) to similarly situated furniture programs on Bank’s Home and Auto platform.

1.7    Amendment to Section 6(a). Effective as of August 1, 2022, Section 6(a) is hereby deleted in its entirety and replaced with the following:

(a)    Bank initially will make available under the Program those credit-based promotions and corresponding Retailer Fee Percentages described on the attached Schedule 6(a). The version of this Section 6(a) that was in effect through July 31, 2022 contained special pricing with a repayment obligation if Retailer exceeded [***] using the specials in any calendar year. Bank agrees that it will waive its right to collect up to [***] for amounts owed under the prior version of Section 6(a) because Retailer’s use of specials exceeded [***] for the period [***].

1.8    Amendment to Section 6(c). Section 6(c) is hereby deleted in its entirety and replaced with the following:

(c)    At the end of each calendar year, Bank and Retailer will review and evaluate the effectiveness of the Program generally (including the credit-based promotion sales mix, the overall level of sales charged to Accounts, and Account fraud and credit losses during such period), as well as the performance of each credit-based promotion during such period. Based on such review, Bank may, after consultation with and notice to Retailer, [***]. In addition, Retailer acknowledges that Bank may modify, terminate, or replace one or more credit-based promotions due to changes in applicable law (including Regulation Z) or regulatory guidance.

1.9    Amendment to Section 6(e). Effective as of December 30, 2022, Section 6(e) and all other references are hereby amended by replacing references to “Twelve Month LIBOR” and “Base Twelve Month LIBOR” with “Cost of Funds Index” and “Base Cost of Funds Index,” respectively.

1.10    Amendments to Section 6(i). The following amendments to Section 6(i) are effective as of December 30, 2022.

(a)    The definition of “Base Twelve Month LIBOR” in Appendix A is hereby deleted and replaced with the following definition for “Base Cost of Funds Index”:
“Base Cost of Funds Index” means [***].
(b)    The definition of “Twelve Month LIBOR” in Appendix A is hereby deleted and replaced with the following definition for “Cost of Funds Index”:
“Cost of Funds Index” means, for any date, the U.S. Treasury Securities at 1-Year Constant Maturity (“1-Year Treasuries”) that are in effect as of the date, as published by the Board of Governors of the Federal Reserve System (US) at: https://www.federalreserve.gov/releases/h15/ (or if the Board of Governors of the Federal Reserve System (US) ceases to publish the rates on its website in a reliable manner, at another website or publication as Bank may reasonably designate). If during the Term the 1-Year Treasuries (or any replacement Cost of Funds Index) ceases to be reported, or Bank reasonably determines that the 1-Year Treasuries (or any replacement Cost of Funds Index) is no longer, or will no longer be, a reliable benchmark, then Bank, in its reasonable discretion, may designate an industry-accepted replacement rate (and the medium for the publishing of the replacement rate) and an appropriate base to replace the Base Cost of Funds Index, each as adjusted as necessary to align the replacement index and base to the greatest degree practicable with the index and base being replaced, in each case as reasonably acceptable to Retailer.

1.11    Addition of New Section 6(j). Effective January 1, 2023, the following new Section 6(j) is hereby added to the Agreement:

(j)    Marketing Fund. Within 30 days after the beginning of each calendar year, Bank will allocate to the Marketing Fund an amount equal to [***] of the immediately prior calendar year’s Net Program Sales.

    “Marketing Fund” means a record maintained by Bank that is used to fund the mutually agreed upon costs and expenses of implementing the mutually agreed upon marketing plans for the Program, including agreed upon costs incurred by Bank and Retailer. Except for the right to require Bank to make payments from such fund from time to time in accordance with this Agreement, Retailer shall have no right, title or interest in or to the Marketing Fund or in or to any amounts which have been allocated thereto. Any amounts previously allocated to the Marketing Fund but not used as of (x) [***], or (y) the date of any notice of termination or non-renewal of the Agreement, may be withdrawn and retained by Bank for its own account without obligation to account therefor to Retailer.

1.12    Addition of New Section 6(k). Effective July 1, 2022, the following new Section 6(k) is hereby added to the Agreement:

(j)    Innovation Fund. Beginning on January 1, 2022, within 30 days after the beginning of each calendar year, Bank will allocate to the Innovation Fund an amount equal to [***]. For clarity, for calendar year 2022, Bank will allocate [***] within 30 days after the Fifth Amendment is fully executed and Retailer will have twelve months from that date to use the funds.

    “Innovation Fund” means a record maintained by Bank that is used to fund the mutually agreed upon costs and expenses of implementing the mutually agreed upon innovation plans (such as funding dedicated resources and enhancements to the Retailer Website, mobile applications and technology platforms used in connection with the promotion of the Program) for the Program, including agreed upon costs incurred by Bank and Retailer. Except for the right to require Bank to make payments from such fund from time to time in accordance with this Agreement, Retailer shall have no right, title or interest in or to the Innovation Fund or in or to any amounts which have been allocated thereto. Any amounts previously allocated to the Innovation Fund but not used as of (x) [***], or (y) the date of any notice of termination or non-renewal of the Agreement, may be withdrawn and retained by Bank for its own account without obligation to account therefor to Retailer.

1.13    Amendment to Section 12(b). Section 12(b) is hereby deleted in its entirety and replaced with the following:

(b)     Retailer will not finance on Accounts gift certificates, cash cards or stored value cards without the prior written approval of Bank. With respect to any of the foregoing, if Retailer seeks Bank’s consent to finance such products under the Program, Retailer agrees to review with Bank its offering of and procedures concerning the sale and fulfillment of such products. Retailer will not finance on Accounts any extended warranties or services contracts unless (i) Retailer notifies Bank in advance of its intent to finance any of those products, and (ii) the performance of the extended warranty or service contract, as applicable, is insured by a third-party insurance carrier with an A.M. Best rating of B+ or higher or Bank otherwise consents to the financing of the products. Even where approved by Bank, Retailer shall be responsible for ensuring that any extended warranties, service contracts, gift certificates, cash cards or stored value cards fully comply with all applicable laws. Nothing in this Section shall restrict Retailer from selling products subject to normal manufacturer’s warranties included in the standard purchase price.

1.14    Amendment to Section 19(a). Section 19(a) is hereby deleted in its entirety and replaced with the following:

(a)     This Agreement shall continue until the end of the day on December 31, 2028 (the “Term”).

1.15    Amendment to Section 19(b)(xiii). Section 19(b)(xiii) is hereby amended by deleting the first sentence and replacing it with the following: “Beginning on [***] and thereafter, if the Cost of Funds Index equals or exceeds [***], Retailer shall have the right to notify Bank that Retailer wishes to review the competitiveness of the Program.”

1.16    Addition of New Section 23(d). The following new Section 23(d) is hereby added to the Agreement immediately following Section 23(c):

(d)    Other Financing Products. Notwithstanding anything to the contrary in this Section 23, [***].

1.17    Amendment to Schedule 6(a). Effective as of August 1, 2022, Schedule 6(a) is deleted in its entirety and replaced with the new Schedule 6(a) attached as Exhibit 1 to this Amendment. Effective February 1, 2023, Schedule 6(a) is deleted in its entirety (ie, the Schedule 6(a) attached as Exhibit 1) and replaced with the new Schedule 6(a) attached as Exhibit 2 to the Amendment.

1.18    Amendment to Schedule 6(h). Effective July 1, 2022, Schedule 6(h) is deleted in its entirety and replaced with the new Schedule 6(h) attached as Exhibit 3 to this Amendment. For clarity, the Quarterly Growth Discount payable for the quarter ending June 30, 2022 will be governed by the version of Schedule 6(h) that was included in the Third Amendment.

1.19    Amendment to Appendix B. As stated in the Fourth Amendment, and as amended and restated in this Fifth Amendment, Appendix B is hereby deleted in its entirety and replaced with a new Appendix B attached as Exhibit 4 to this Amendment.

II.    GENERAL

2.1    Authority for Amendment. Retailer represents and warrants to Bank that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailer and upon execution by all parties, will constitute a legal, binding obligation of Retailer.

2.2    Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.

2.3    Binding Effect; Severability. Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure. In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.4    Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

2.5    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Utah, without regard to principles of conflicts of laws.

2.6    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed by their respective duly authorized officers to be effective as provided herein. The parties expressly consent and agree that this Amendment may be electronically signed. The parties agree that electronic signatures appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

SYNCHRONY BANK By: \s\ Curtis L. Howse Its: EVP, CEO Home & Auto	SLEEP NUMBER CORPORATION SELECT COMFORT RETAIL CORPORATION By: \s\ David R. Callen Its: CFO

Exhibit 1

SCHEDULE 6(a)
to
Retailer Program Agreement

Initial Approved Credit-Based Promotions

A.    Non-Promotional Credit Offer: Retailer Fee Percentage: [***]

B.    Credit-Based Promotions:

Standard Retailer Fee Percentages at [***]

Promotion Term in Months	Retailer Fee Percentage
	With Pay/Deferred Interest	0% APR Equal Payments	5.99% APR Fixed Payments
6 Months	[***]	N/A	N/A
12 Months	[***]	N/A	N/A
18 Months	[***]	[***]	N/A
24 Months	[***]	[***]	N/A
36 Months	N/A	[***]	[***]
48 Months	N/A	[***]	[***]
60 Months	N/A	[***]	[***]
72 Months	N/A	[***]	[***]

    Retailer Fee Percentages for promotions of durations that are not listed in the table above (e.g, a 30 month promotion) will be interpolated (using Bank’s standard interpolation algorithm) from the value above.

The Retailer Fee Percentages set forth above are subject to revision as set forth in Sections 6(c) and 6(e). The actual rates that will be charged on August 1, 2022 will be based on the Twelve Month LIBOR value as of June 30, 2022. These rates above will be adjusted as set forth in Section 6(e); provided that the rates charged will be based on a reduction of [***] (where each “click” is defined as a 25 basis point increase or decrease in the Twelve Month LIBOR). So if the [***] as of June 30, 2022, the rates above will be reduced assuming a [***]. Retailer acknowledges that this waiver will only apply to the cost of funds adjustments that occur [***]. The rates that will be effective on February 1, 2023 will be subject to a different cost of funds index and base rates that are included in a replacement Schedule 6(a) that is attached as Exhibit 2 to the Fifth Amendment.

C.    Sample Calculations. Below is a chart that shows sample rates depending on the Twelve Month LIBOR and number of “clicks” reduced. On June 30, 2022, the Twelve Month LIBOR was 3.62%. So the column [***].

[***]

Exhibit 2

SCHEDULE 6(a)
to
Retailer Program Agreement

Initial Approved Credit-Based Promotions

A.    Non-Promotional Credit Offer: Retailer Fee Percentage: [***]

B.    Credit-Based Promotions:

Standard Retailer Fee Percentages at Base Cost of Funds Index of [***]

Promotion Term in Months	Retailer Fee Percentage
	With Pay/Deferred Interest	0% APR Equal Payments	5.99% APR Fixed Payments
6 Months	[***]	N/A	N/A
12 Months	[***]	N/A	N/A
18 Months	[***]	[***]	N/A
24 Months	[***]	[***]	N/A
36 Months	N/A	[***]	[***]
48 Months	N/A	[***]	[***]
60 Months	N/A	[***]	[***]
72 Months	N/A	[***]	[***]

•Retailer Fee Percentages for promotions of durations that are not listed in the table above (e.g, a 30 month promotion) will be interpolated (using Bank’s standard interpolation algorithm) from the value above.

The Retailer Fee Percentages set forth above are subject to revision as set forth in Sections 6(c) and 6(e). The actual rates that will be charged on February 1, 2023 will be based on the Cost of Funds Index value as of December 30, 2022. These rates above will be adjusted as set forth in Section 6(e).

C.    Sample Calculations. Below is a table that shows sample rates depending on the Base Cost of Funds Index (12 Month U.S. Treasuries). On June 30, 2022, the Cost of Funds Index (12 Month U.S. Treasuries) was 2.80%. Assuming that the Base Cost of Funds Index remains the same on December 30, 2022, the pricing that would apply on February 1, 2023 would be the pricing [***].

[***]

Exhibit 3

SCHEDULE 6(h)
to
Retailer Program Agreement

Discount Refund

1.    Annual Discount Refund. Beginning with Net Program Sales for 2022, within thirty (30) days after the end of each calendar year, Bank will pay to Retailer a refund of a portion of the Retailer Fees paid (such amount, the “Annual Discount Refund”) in the immediately preceding calendar year according to the following schedule:

If Net Program Sales (rounded to the nearest dollar) are:	Annual Discount Refund (discount from Retailer Fee Percentage) per each calendar year is:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.    Quarterly Growth Discount Refund. Beginning with the calendar quarter that starts on July 1, 2022, within thirty (30) days after the end of each calendar quarter, Bank will pay to Retailer a refund of a portion of the Retailer Fees paid (“Quarterly Growth Discount Refund”) based on year over year same quarter growth of Net Program Sales expressed as a percentage rounded to the nearest basis point (“Quarterly Program Growth”) according to the following schedule:

If Quarterly Program Growth is:	Quarterly Growth Discount Refund (discount from Retailer Fee Percentage) during such calendar quarter is:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.    For purposes of this Schedule, Net Program Sales shall have the same meaning set forth in Section 6(i) of the Agreement. Notwithstanding anything to the contrary, in no event will the net Retailer Fee Percentages, taking into account the Annual Discount Refund and Quarterly Growth Discount Refund, be less than 0.00%.  For example, if the Retailer Fee Percentage for the 6 Month WPDI credit-based promotion is [***].

    Exhibit 4

APPENDIX B FINANCIAL COVENANTS

I.    FINANCIAL COVENANTS

Net Leverage Ratio. Retailer shall not permit the Net Leverage Ratio, as of the end of any quarterly reporting period, to exceed 4.50 to 1.00.

Interest Coverage Ratio. Retailer shall not permit, as of the end of any quarterly reporting period, the Interest Coverage Ratio to be less than 3.00 to 1.00.

II.    REPORTING

In order to establish compliance with the Financial Covenants set forth above, Retailer will use commercially reasonable efforts to deliver to Bank (i) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Retailer, a certificate, signed by the Chief Financial Officer of Retailer or Retailer’s chief accounting officer or such other officer of the Retailer as Retailer shall designate and in a form satisfactory to Bank, establishing Retailer’s compliance or non- compliance with the Financial Covenants for such fiscal quarter, and (ii) within ninety (90) days after the end of the fourth fiscal quarter of each fiscal year of the Retailer, a certificate, signed by the Chief Financial Officer of Retailer or Retailer’s chief accounting officer or such other officer of the Retailer as Retailer shall designate and in a form satisfactory to Bank, establishing Retailer’s compliance or noncompliance with the Financial Covenants for such fiscal quarter. Each certificate will include a detailed calculation illustrating the Net Leverage Ratio and Interest Coverage Ratio as of the end of the applicable period. Unless otherwise specifically set forth to the contrary, all financial calculations contemplated herein shall be performed in accordance with GAAP.

III.    DEFINITIONS

"Net Leverage Ratio" shall (a) have the same meaning as is ascribed to the term “Net Leverage Ratio” in that certain Amended and Restated Credit and Security Agreement dated as of February 14, 2018, as amended from time to time, with Sleep Number Corporation as the Borrower and U.S. Bank National Association as the Administrative Agent (the “Credit Agreement”) and (b) be determined in same the way as the Net Leverage Ratio is determined under the Credit Agreement. If the definition of Net Leverage Ratio, or any underlying defined terms that make up the definition, are changed in the Credit Agreement, Retailer will inform Bank of any proposed changes and if Bank agrees to the proposed changes in writing, the definition of Net Leverage Ratio for purposes of this Agreement will change also. Bank will not unreasonably withhold its consent to any proposed changes in the definition of Net Leverage Ratio.

“GAAP” means generally accepted accounting principles applicable in the United States, consistently applied; provided that, notwithstanding any other provision contained herein, (a) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification Section 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any indebtedness or other liabilities of Retailer or any of its subsidiaries at “fair value”, as defined therein, or (ii) any treatment of indebtedness in respect of convertible debt instruments under Financial Accounting Standards Codification Subtopic 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such indebtedness in a reduced or bifurcated manner as described therein, and such indebtedness shall at all times be valued at the full stated principal amount thereof and (b) the definitions set forth in this Agreement and any financial calculations required hereunder shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof, and provided further that, if any change to GAAP after the date hereof shall materially affect computations determining compliance with the financial ratios and covenants set forth herein or otherwise in the Agreement, if either Bank or Retailer shall so request, the Bank and Retailer shall negotiate in good faith to amend such ratios or covenants to preserve the original intent thereof in light of such change in GAAP; and until so amended, (a) such ratio or restriction shall continue to be computed in accordance with GAAP prior to such change therein (subject to the foregoing first proviso) and (b) Retailer shall provide to the Bank financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratios or restrictions made before and after giving effect to such change.

"Interest Coverage Ratio" shall (a) have the same meaning as is ascribed to the term “Interest Coverage Ratio” in the Credit Agreement and (b) be determined in the same way as the Interest Coverage Ratio is determined under the Credit Agreement. If the definition of Interest Coverage Ratio, or any underlying defined terms that make up the definition, are changed in the Credit Agreement, Retailer will inform Bank of any proposed changes and if Bank agrees to the proposed changes in writing, the definition of Interest Coverage Ratio for purposes of this Agreement will change also. Bank will not unreasonably withhold its consent to any proposed changes in the definition of Interest Coverage Ratio.